                                                                Exhibit 10.118

                        FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of November 8, 1996, is among CASTLE TEXAS PIPELINE LIMITED PARTNERSHIP, a Texas limited partnership ("Pipeline"), CEC GAS MARKETING LIMITED PARTNERSHIP, a Texas limited partnership ("Marketing"), CASTLE EXPLORATION COMPANY, INC., a Pennsylvania corporation ("Exploration"), CASTLE TEXAS PRODUCTION LIMITED PARTNERSHIP, a Texas limited partnership ("Production," and together with Pipeline, Marketing and Exploration, the "Borrowers"), CASTLE PIPELINE COMPANY, a Texas corporation, CASTLE PRODUCTION COMPANY, a Texas corporation, CEC MARKETING COMPANY, a Texas corporation (collectively, the "General Partners"), CASTLE ENERGY CORPORATION, a Delaware corporation ("Castle") and COMMERCIAL NATIONAL BANK IN SHREVEPORT ("Lender").

                                    RECITALS:

         A. Borrowers, the General Partners, Castle and Lender entered into that certain Loan Agreement dated as of April 30, 1996 (as the same may be amended or otherwise modified from time to time, the "Agreement").

         B. Pursuant to the Agreement, Castle executed that certain Guaranty Agreement (the "Castle Guaranty") dated as of April 30, 1996 which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

         C. The Borrowers, General Partners, Castle and Lender now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.



FIRST AMENDMENT TO LOAN AGREEMENT - Page 1
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                                   ARTICLE II

                                   Amendments

             2.1 Amendment to Agreement. Effective as of the date hereof, the Agreement is hereby amended to add the following section thereto to read in its entirety as follows:

             SECTION 2A AMOUNT AND TERM OF SECOND TERM LOAN

             2.1A Second Term Loan. Subject to and upon the terms and conditions set forth herein, Lender agrees to make a second term loan (the "Second Term Loan") to the Borrowers, on a joint and several basis, in one or more advances to be made on or prior to December 6, 1996 in the aggregate principal amount of up to Three Million Dollars ($3,000,000). Amounts borrowed and repaid under the Second Term Loan cannot be reborrowed.

             2.2A Second Term Note. The Second Term Loan made by Lender shall be evidenced by a single promissory note of the Borrowers, substantially in the form of Exhibit A-1 (the "Second Term Note"), with appropriate insertions, payable to the order of Lender and in the aggregate principal amount equal to the Second Term Loan. The Second Term Note shall (i) be dated November 8, 1996, (ii) represent the joint and several obligations of the Borrowers to pay the principal amount of and interest on the Second Term Loan, (iii) provide for the payment of interest in accordance with subsection 2.5A, (iv) be entitled to the benefit of this Agreement and the Collateral Security Documents, (v) mature on August 29, 1997, and (vi) be payable in five (5) consecutive monthly installments in an amount equal to the lesser of (a) the outstanding principal balance of the Second Term Note, plus accrued and unpaid interest thereon, or (b) Five Hundred Thousand Dollars ($500,000) each, plus accrued and unpaid interest thereon, commencing on March 4, 1997, and continuing on each Installment Payment Date thereafter until and including July 4, 1997, with a final installment in the amount of all outstanding principal of the Second Term Loan, plus all accrued and unpaid interest thereon due and payable on August 29, 1997.

             2.3A Use of Proceeds. The proceeds of the Second Term Loan shall be used by the Borrowers to make a loan to Castle, the proceeds of which will be used by Castle to repurchase outstanding shares of its common stock. With reference to Sections 6.8 and 6.13, Lender hereby consents to such loan to Castle on such terms as the Borrowers may, in their discretion, approve.

             2.4A Prepayments. (a) Mandatory Prepayments.

                  (i) If an Event of Loss shall occur, the Borrowers shall
             prepay in full the unpaid principal amount of the then outstanding Second Term Note, together with accrued interest thereon to the date of prepayment and all other amounts owing hereunder and under



FIRST AMENDMENT TO LOAN AGREEMENT - Page 2

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             the Collateral Security Documents, on the earlier of (A) the date occurring 60 days after the date of such Event of Loss and (B) the date on which insurance proceeds are received with respect to such Event of Loss.

                  (ii) Notwithstanding anything to the contrary otherwise
             contained in this Agreement, in the event that (A) the Senior Loan Termination Date has not occurred on or before September 4, 1997,
             (B) the principal amount of the Senior Obligations is increased (other than in accordance with the terms of the Senior Loan Agreement as in effect on the date hereof) to an amount in excess of the principal amount of the Senior Obligations outstanding on the Closing Date, or (C) the Term Loan Interest Rate (as defined in the GE Capital Loan Agreement) is modified such that it is greater than 8.33%, the Obligations shall become immediately due and payable and the Borrowers shall, within three (3) days of such event, prepay in full the unpaid principal amount of the then outstanding Second Term Note, together with accrued and unpaid interest thereon to the date of prepayment and all other amounts owing hereunder and under the Collateral Security Documents.

                  (iii) Notwithstanding anything to the contrary otherwise
             contained in this Agreement, in the event that the Borrowers and the Lender consummate the transactions contemplated by that certain commitment letter dated October 17, 1996, Lender's commitment to make advances under the Second Term Loan shall terminate and the Obligations shall be refinanced pursuant to the revolving credit facility described in such commitment letter.

             (b) Optional Prepayments. The Borrowers may on at least three (3) Business Days prior notice to Lender, at any time and from time to time prepay the Second Term Loan, in whole or in part, without premium or penalty but with accrued and unpaid interest to the date of prepayment on the amount so prepaid. Partial prepayments shall be in a principal amount of $100,000.00 or an integral multiple thereof.

             (c) Partial Prepayments. Partial prepayment of the Second Term Loan shall be applied to the installments thereof in the inverse order of maturity.

             2.5A Interest Rate and Payment Dates. (a) The Second Term Loan shall bear interest on the unpaid principal amount thereof at the Term Loan Interest Rate.

             (b) If all or a portion of the principal amount of the Second Term Loan made hereunder or any other amount due and payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the Second Term Loan or other amount shall bear interest at a rate per annum which is 2% above the Term Loan Interest Rate from the date of such non-payment until paid in full (as well after as before judgment).



FIRST AMENDMENT TO LOAN AGREEMENT - Page 3
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             (c) Interest on the unpaid principal amount of the Second Term Loan shall be payable monthly in arrears on each Installment Payment Date and on the date the Second Term Loan is paid in full; provided that interest accruing pursuant to subsection 2.5A(b) shall be payable from time to time on demand.

             2.6A Payments and Payment Dates. (b) All payments (including prepayments hereunder) due hereunder or under the Second Term Note on account of principal, interest, fees, or any other obligation incurred hereunder shall be paid to the Lender at its office at 333 Texas Street, P.O. Box 21119, Shreveport, Louisiana 71152, in freely transferable Dollars and in immediately available funds without set-off or counterclaim. Borrowers shall, at the time of making each such payment, specify to Lender the sums payable by Borrowers under this Agreement, the Second Term Note or other Loan Documents to which such payment is to be applied (and in the event Borrowers fail to so specify or if an Event of Default has occurred and is continuing, Lender may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). All payments hereunder shall be made without any presentment of the Second Term Note to the Borrowers, but upon payment in full of the Second Term Note, the holder thereof shall cancel it and return it to the Borrowers.

             (b) If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

             2.7A Computation of Interest and Fees. Interest on the Second Term Loan and all fees hereunder shall be calculated on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day of any relevant period).

             2.8A Applicable Law. In the event that Lender shall have determined that any change in any Applicable Law regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Lender or such corporation could have achieved but for such change or compliance (taking into consideration Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, after submission by Lender to the Borrowers of a written request therefor, the Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender for such reduction. A certificate as to any additional amounts payable pursuant to this subsection 2.8A submitted by Lender to the Borrowers shall be conclusive in the absence of manifest error.



FIRST AMENDMENT TO LOAN AGREEMENT - Page 4
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             2.9A Joint and Several Obligations. The Borrowers shall, subject to the terms of the Intercreditor Agreement with respect to Pipeline and Marketing, be jointly and severally liable for all payments of principal and interest on the Second Term Note and for the observance and performance of all obligations, covenants, conditions, indemnities and other terms and provisions hereunder applicable to the Borrowers or to any Borrower.

             2.10A Commitment Fee. The Borrowers have agreed to pay to Lender a non-refundable commitment fee in the aggregate amount of $60,000, which shall be payable on January 2, 1997.

             2.11A Maximum Interest Rate. Anything to the contrary notwithstanding, the Lender shall not charge, take or receive and the Borrowers shall not be obligated to pay to the Lender, any amounts constituting interest on the Second Term Loan in excess of the maximum rate permitted by applicable law. The Second Term Loan is made for commercial and business purposes as contemplated by La. R.S. 9:3509.

             2.12A Recourse to Borrowers. Subject to the terms of the Intercreditor Agreement, there shall be full recourse to the Borrowers and all of their assets for the liabilities and obligations of the Borrowers under this Agreement and the Second Term Note, but in no event shall there be any recourse against any partners or any officer, director, employee, shareholder or holder of any equity interest in any Borrower or any partner, or any affiliate thereof, nor shall any partners or any officer, director, employee, shareholder or holder of any equity interest in any Borrower or any partner, or any affiliate thereof, be personally liable or obligated for such liabilities and obligations of the Borrowers, except that each party hereto shall be liable for (i) any representations and warranties made by it and (ii) any obligations of such party specifically provided for in any other Loan Document to which such Person is a party. Subject to the terms of the Intercreditor Agreement with respect to Pipeline and Marketing, nothing herein contained shall limit or be construed to limit the liabilities and obligations of any such Person for any representations made by it or limit such Person's obligations and liabilities set forth in any other Basic Document creating such liabilities and obligations to which such Person is a party.

             2.13A Borrowing Procedure. The Borrowers shall give the Lender notice of each requested advance under the Second Term Loan by means of an Advance Request Form substantially in the form of Exhibit L attached hereto ("Advance Request Form") containing the information therein required on at least one Business Day before the requested date of each



FIRST AMENDMENT TO LOAN AGREEMENT - Page 5
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         such advance. At its option the Lender may accept telephonic requests for advances, provided that such acceptance shall not constitute a waiver of the Lender's right to delivery of an Advance Request Form in connection with subsequent advances. Any telephonic request for an advance by the Borrowers shall be promptly confirmed by submission of a properly completed Advance Request Form to Lender.

         2.2 Amendment to Section 7. Effective as of the date hereof, clause (i) of subsection 7(e) of the Agreement is hereby amended in its entirety to read as follows:

             (e) Any Borrower or any General Partner shall (i) default in any payment of principal or interest on any Indebtedness (other than the Term Note or the Second Term Note) or in the payment of any Guarantee Obligation, for a period in excess of the period of grace, if any, provided in the instrument and agreement under which such Indebtedness or Guarantee Obligation was created;

         2.3 Amendment to Agreement. Effective as of the date hereof, the Agreement is hereby amended to add Exhibits A-1 and L thereto to read in their respective entireties as set forth on Annexes 1 and 2 attached hereto.

         2.4 Amendments to Appendix A.

             (a) Effective as of the date hereof, Appendix A to the Agreement is hereby amended to add the following definitions thereto to read in their respective entireties as follows:

             "Second Term Loan" shall have the meaning assigned to such term in subsection 2.1A of the Loan Agreement.

             "Second Term Note" shall have the meaning assigned to such term in subsection 2.2A of the Loan Agreement.

             (b) Effective as of the date hereof, the definitions of Loan Documents and Obligations set forth in Appendix A to the Agreement are hereby amended and restated to read in their entireties as follows:

             "Loan Documents" shall be the collective reference to the Loan Agreement, the Term Note, the Second Term Note and the Collateral Security Documents.

             "Obligations" shall mean all the unpaid principal amount of, and accrued and unpaid interest on, the Term Note, the Second Term Note and all other obligations and liabilities of the Borrowers or any other Person to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with the Loan Agreement, the Term Note, the Second Term Note, the Collateral Security



FIRST AMENDMENT TO LOAN AGREEMENT - Page 6
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         Documents, or any other Loan Document whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to Lender) or otherwise.

                                   ARTICLE III

                              Conditions Precedent

         3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

             (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

             (1) Resolutions. Resolutions of the Board of Directors of each General Partner certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by such General Partner and the relevant Borrower of this Amendment and the other Loan Documents to which such General Partner and the relevant Borrower are or are to be parties hereunder;

             (2) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each General Partner certifying the names of the officers of such Person authorized to sign this Amendment and each of the other Loan Documents to which such Person or the relevant Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

             (3) Second Term Note. The Second Term Note executed by the Borrowers in substantially the form of Annex 1 attached hereto;

             (4) Consents. Any and all consents, waivers, authorizations and approvals from third parties necessary for the execution, delivery and performance of this Amendment and the Second Term Note by Borrowers shall have been obtained;

             (5) Opinion of Counsel. A favorable opinion of Akin, Gump, Strauss, Hauer & Feld L.L.P., legal counsel to the Borrowers, the General Partners and Castle, addressing the matters set forth on Annex II attached hereto;

             (6) Additional Information. Lender shall have received such additional documents, instruments and information as Lender or its legal counsel, Winstead Sechrest & Minick P.C., may request; and



FIRST AMENDMENT TO LOAN AGREEMENT - Page 7
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             (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

             (b) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

             (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each of the Borrowers and the General Partners acknowledge and agree that the indebtedness, liabilities and obligations of the Borrowers under the Second Term Note constitute a portion of the Obligations and are secured by the Collateral Security Documents.

         4.2 Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the articles of incorporation or bylaws of such Borrower or breach the terms of any material agreement to which such Borrower is a party, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) such Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.



FIRST AMENDMENT TO LOAN AGREEMENT - Page 8
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                                    ARTICLE V

                                  Miscellaneous

         5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 Expenses of Lender. As provided in the Agreement, the Borrowers agree to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

         5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Shreveport, Caddo Parish, Louisiana and shall be governed by and construed in accordance with the laws of the State of Louisiana.

         5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, the General Partners and Castle and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.



FIRST AMENDMENT TO LOAN AGREEMENT - Page 9
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         5.8 Effect of Waiver. No consent or waiver, express or implied, by
Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower, any General Partner or Castle shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                               Borrowers:

                               CASTLE TEXAS PIPELINE
                                LIMITED PARTNERSHIP

                               By:  Castle Pipeline Company,
                                    its General Partner



                               By:
                                  -------------------------------------
                                  Richard E. Staedtler, Vice President

                               CEC GAS MARKETING LIMITED
                                PARTNERSHIP

                               By:  CEC Marketing Company,
                                    its General Partner



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President



FIRST AMENDMENT TO LOAN AGREEMENT - Page 10

                               CASTLE EXPLORATION COMPANY, INC.



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President

                               CASTLE TEXAS PRODUCTION LIMITED
                                PARTNERSHIP

                               By:  Castle Production Company,
                                    its General Partner



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President

                               CASTLE PIPELINE COMPANY



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President

                               CASTLE PRODUCTION COMPANY



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President

                               CEC MARKETING COMPANY



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President

                               CASTLE ENERGY CORPORATION



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler, Vice President

FIRST AMENDMENT TO LOAN AGREEMENT - Page 11

                               Lender:

                               COMMERCIAL NATIONAL BANK
                                IN SHREVEPORT



                               By:
                                  ---------------------------------------
                                  Martin W. Wilson
                                  Assistant Vice President

         Each of the undersigned hereby consents and agrees to this Amendment and agrees that the Loan Documents executed by such Person shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person enforceable against such Person in accordance with their respective terms. Each of the undersigned hereby further acknowledges and agrees that the indebtedness, obligations and liabilities of the Borrowers under the Second Term Note constitute a portion of the Obligations and are secured by the Collateral Security Documents.

                               CASTLE ENERGY CORPORATION
                               CASTLE PRODUCTION RESOURCES
                                COMPANY
                               CASTLE PIPELINE RESOURCES COMPANY
                               CEC MARKETING RESOURCES COMPANY



                               By:
                                  ---------------------------------------
                                  Richard E. Staedtler
                                  Vice President of each of the above

                               DEERLICK CREEK FIELD LIMITED
                               PARTNERSHIP

                               By:  Pennsylvania Castle Energy Corporation
                                    Its:  General Partner



                                    By:
                                       ----------------------------------
                                       Richard E. Staedtler
                                       Vice President



FIRST AMENDMENT TO LOAN AGREEMENT - Page 12

                                     ANNEX 1

                                Second Term Note

                                     ANNEX 2

                              Advance Request Form